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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 27, 2001
                                                           -------------



                             PARTY CITY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       0-27826                22--3033692
     ------------------             -----------------          -------------
(State of other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)



400 Commons Way, Rockaway, NJ                             07866
---------------------------------                      -----------
(Address of principal executive offices)               Zip Code



    Registrant's telephone number, including area code: (973) 983-0888
                                                        --------------



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Item 5. Other Reportable Events

     On July 27, 2001, Party City Corporation (the "Company") announced that The Nasdaq Stock Market, Inc. ("NASDAQ") has approved its application to relist its common stock on the Nasdaq National Market.

     A copy of the press release issued by the Company announcing NASDAQ's approval is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     99.1      Press release of Party City Corporation, dated July 27, 2001.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PARTY CITY CORPORATION

Dated:  July 27, 2001                   By: /s/ Thomas E. Larson
                                            ------------------------------
                                        Name:  Thomas E. Larson
                                        Title: Senior Vice President and
                                               Chief Financial Officer